REVENUE	12 Months Ended
Dec. 31, 2024
Revenue from Contract with Customer [Abstract]
REVENUE

NOTE 3. REVENUE

The Company earned revenue from collaboration agreements and contracts with customers. Revenue is recognized on upfront collaboration payments on a straight-line basis over the estimated term over which the services promised will be provided. Collaboration agreement revenue for the years ended December 31, 2024, 2023 and 2022 is as follows:

	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022
Revenue from collaboration agreements	£—	£—	£3,844,532

The terms of business for payment on satisfaction of a performance obligation are typically 30-60 days. Collaboration agreements entered into by the Company provide for the entity to work with a partner to carry out collaborative research and development work. Performance obligations around upfront payments are deemed to be satisfied over the estimated life of the services promised to be provided. This estimated life of the services was estimated by management at the inception of each contract and evaluated at each reporting date. During 2022, the contract with the collaboration partner was terminated. As such, the Company re-classed any remaining deferred revenue (from the upfront payment) to revenue as 1) no additional goods or services were required to be provided to the collaboration partner and 2) the upfront payment was non-refundable.

Revenue from reimbursement of research and development costs by collaboration partners is recognized as the costs are incurred.